UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 4, 2004

The Allstate Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-11840 (Commission file number)	36-3871531 (IRS employer identification number)
2775 Sanders Road, Northbrook, Illinois (Address of principal executive offices)		60062 (Zip code)
Registrant's telephone number, including area code (847) 402-5000

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

  99
  Registrant's press release dated February 4, 2004

Item 12.    Results of Operations and Financial Condition

        On February 4, 2004, the registrant issued a press release announcing its financial results for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION (registrant)
	By	/s/ SAMUEL H. PILCH
	Name:	Samuel H. Pilch
	Title:	Controller
February 4, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Registrant's press release dated February 4, 2004